UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Floating-Rate Trust (EFR)

Annual Report

October 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2018

Eaton Vance

Senior Floating-Rate Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	45

Federal Tax Information	46

Annual Meeting of Shareholders	47

Dividend Reinvestment Plan	48

Management and Organization	50

Important Notices	53

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended October 31, 2018. The S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returned 4.54% during the period. For the period as a whole, performance was composed of coupon generation, with loan prices virtually unchanged.

About a month after the period opened, the U.S. Federal Reserve Board announced, in December, its third rate hike for 2017, followed by interest rate hikes in March, June, and September of 2018. Unlike fixed-income securities, the impact of interest rate changes on the value of floating-rate loans is typically reduced by periodic interest rate resets. As a result, the loan market was helped by increasing investor demand for floating-rate loans during this rising interest rate environment.

Technical conditions were positive for most of the period with demand generally outpacing supply. The collateralized loan obligation market was a strong driver of demand, and retail mutual funds saw positive inflows for nine of the period’s 12 months. For the period as a whole, loan prices were relatively stable, beginning at an average price of $98.16 and ending the period at $98.14. Approximately 85% of performing loans ended the period bid at 98% of par value or higher.

With the U.S. economy’s recovery accelerating modestly during the period, health in corporate fundamentals reflected relatively benign conditions. While the high-profile default of iHeartCommunications, an Index component, pushed up the default rate to 2.42% on a 12-month trailing basis ended March 2018, the default rate settled down to 1.92% for the annual period ended October 31, 2018, below its long-term 3% average.

Fund Performance

For the fiscal year ended October 31, 2018, Eaton Vance Senior Floating-Rate Trust (the Fund) returned 7.25% at net asset value (NAV). By comparison, the Fund’s benchmark, the Index, returned 4.54% for the period.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, expenses, or leverage. Outperformance of the Fund versus the Index for the period was a function of the Fund’s credit-rating8 position, diversification,9 loan selection, and application of investment leverage.6

Historically, the Fund has maintained underweight exposures, relative to the Index, to lower credit segments of the market, namely CCC- and D- (defaulted) rating tiers within the Index. This positioning may help the Fund limit credit losses over the long run, but may detract from relative performance versus the Index in times when lower-quality loans perform well. During the period, the Fund’s underweight to CCC-rated loans, which returned 8.82%, detracted from performance versus the Index. However, the Fund’s underweight to D-rated loans, which returned –8.43%, contributed to results versus the Index.

The Fund’s underweight exposure to the retail sector, excluding food and drugs, during the period was a detractor from relative results versus the Index, as the sector rallied after suffering negative returns during the previous one-year period ended October 31, 2017. Loan selections in the oil and gas sector, which recovered from negative performance during the previous one-year period, helped results versus the Index.

Loan selections in the cable and satellite television sector helped Fund performance versus the Index during the period. In contrast, loan selections in the electronics/electrical sector detracted from results relative to the Index during the period.

The Fund’s employment of leverage contributed to performance versus the Index, which does not employ leverage. The use of leverage amplified the positive return of the Fund’s underlying portfolio during the period. However, the Fund’s holdings in high-yield bonds detracted from performance versus the Index, which does not include high- yield bonds. High-yield bonds underperformed the loan market during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	11/28/2003	7.25%	6.09%	11.66%
Fund at Market Price	—	–2.04	3.28	10.96

S&P/LSTA Leveraged Loan Index	—	4.54%	3.97%	7.66%

% Premium/Discount to NAV[4]
				–12.62%

Distributions[5]
Total Distributions per share for the period				$0.856
Distribution Rate at NAV				5.47%
Distribution Rate at Market Price				6.25%

% Total Leverage[6]
Auction Preferred Shares (APS)				8.77%
Borrowings				25.69

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Fund Profile

Top 10 Issuers (% of total investments)7

Reynolds Group Holdings, Inc.	1.1%
Bausch Health Companies, Inc.	1.1
Asurion LLC	1.1
TransDigm, Inc.	1.0
Univision Communications, Inc.	1.0
Virgin Media Investment Holdings Limited	0.8
JBS USA, LLC	0.8
Jaguar Holding Company II	0.8
Albertsons, LLC	0.8

MA FinanceCo., LLC	0.7

Total	9.2%

Top 10 Sectors (% of total investments)7

Electronics/Electrical	11.3%
Health Care	9.9
Business Equipment and Services	9.0
Chemicals and Plastics	4.8
Telecommunications	4.5
Drugs	4.2
Industrial Equipment	4.0
Cable and Satellite Television	3.9
Lodging and Casinos	3.8

Leisure Goods/Activities/Movies	3.7

Total	59.1%

Credit Quality (% of bonds, loans and asset-backed securities)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Included in the average annual total return at NAV for the one year period is the impact of the tender and repurchase of a portion of the Fund’s APS at 92% of the Fund’s APS per share liquidation preference. Included in the average annual total return at NAV for the five and ten year periods is the impact of the tender and repurchase of a portion of the Fund’s APS at 95% of the Fund’s APS per share liquidation preference. Had these transactions not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed- End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end.

For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[9]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective January 31, 2018, the Fund is managed by Scott H. Page and Craig P. Russ.

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 140.1%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.0%
Accudyne Industries, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 18, 2024		626	$624,745
IAP Worldwide Services, Inc.
Revolving Loan, 1.46%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2019(2)		311	312,104
Term Loan - Second Lien, 8.89%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2019(3)		412	333,135
TransDigm, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023		5,995	5,974,783
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024		2,558	2,549,684
Wesco Aircraft Hardware Corp.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020		878	875,306
WP CPP Holdings, LLC
Term Loan, 6.28%, (2 mo. USD LIBOR + 3.75%), Maturing April 30, 2025		525	527,379
			$11,197,136

Automotive — 2.8%
American Axle and Manufacturing, Inc.
Term Loan, 4.62%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)		2,998	$2,998,125
Apro, LLC
Term Loan, 6.34%, (2 mo. USD LIBOR + 4.00%), Maturing August 8, 2024		267	268,544
Belron Finance US, LLC
Term Loan, 4.59%, (3 mo. USD LIBOR + 2.25%), Maturing November 7, 2024		521	524,319
Chassix, Inc.
Term Loan, 7.91%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)		1,340	1,344,900
Dayco Products, LLC
Term Loan, 6.56%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		1,004	1,012,745
FCA US, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018		1,209	1,211,305
Garrett LX III S.a.r.l.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 30, 2025	EUR	450	507,357
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2025		250	249,844

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Horizon Global Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2021		337	$329,269
L&W, Inc.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025		773	776,445
Tenneco, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 1, 2025		3,475	3,469,572
TI Group Automotive Systems, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	776	882,782
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		957	953,818
Tower Automotive Holdings USA, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		1,134	1,134,607
			$15,663,632

Beverage and Tobacco — 0.8%
Arterra Wines Canada, Inc.
Term Loan, 5.09%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		2,461	$2,470,598
Flavors Holdings, Inc.
Term Loan, 8.14%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		1,038	983,567
Term Loan - Second Lien, 12.39%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		1,000	875,000
			$4,329,165

Brokerage / Securities Dealers / Investment Houses — 0.5%
Advisor Group, Inc.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		550	$553,266
Aretec Group, Inc.
Term Loan, 6.51%, (3 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		1,125	1,132,382
OZ Management L.P.
Term Loan, 7.06%, (1 mo. USD LIBOR + 4.75%), Maturing April 11, 2023		520	523,900
Resolute Investment Managers, Inc.
Term Loan - Second Lien, 10.03%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023		550	556,875
			$2,766,423

6	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development — 3.9%
American Builders & Contractors Supply Co., Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	2,635	$2,614,173
Beacon Roofing Supply, Inc.
Term Loan, 4.53%, (3 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	572	567,885
Brookfield Property REIT, Inc.
Term Loan, 4.79%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	950	937,085
Core & Main L.P.
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	743	743,118
CPG International, Inc.
Term Loan, 6.25%, (6 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	1,868	1,881,114
DTZ U.S. Borrower, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	5,400	5,406,248
Henry Company, LLC
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	394	394,649
Pisces Midco, Inc.
Term Loan, Maturing April 12, 2025(5)	750	748,281
Quikrete Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	2,524	2,518,405
RE/MAX International, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	1,830	1,839,431
Realogy Group, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	560	559,181
Summit Materials Companies I, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	596	593,546
Werner FinCo L.P.
Term Loan, 6.26%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	1,090	1,081,571
WireCo WorldGroup, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	564	568,783
Term Loan - Second Lien, 11.30%, (1 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	1,350	1,363,500
		$21,816,970

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 13.5%
Acosta Holdco, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021		2,924	$2,180,936
Adtalem Global Education, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		374	377,647
AlixPartners, LLP
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		2,219	2,224,340
Altran Technologies SA
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	1,395	1,586,794
AppLovin Corporation
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		1,475	1,489,290
ASGN Incorporated
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025		455	456,102
Blitz F18-675 GmbH
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 31, 2025	EUR	1,500	1,715,661
Bracket Intermediate Holding Corp.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		875	878,281
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.73%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		518	521,354
Camelot UK Holdco Limited
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023		1,881	1,883,348
Cast and Crew Payroll, LLC
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		394	394,677
Ceridian HCM Holding, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing April 30, 2025		1,425	1,428,562
Change Healthcare Holdings, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		6,362	6,362,314
CPM Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 11, 2022		266	266,563
Term Loan, Maturing October 24, 2025(5)		300	302,250
Crossmark Holdings, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019		1,123	477,339

7	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Cypress Intermediate Holdings III, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing April 26, 2024		2,459	$2,464,699
EAB Global, Inc.
Term Loan, 6.41%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)		1,269	1,260,696
Education Management, LLC
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)		225	42,364
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)		505	0
EIG Investors Corp.
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023		3,155	3,169,899
Element Materials Technology Group US Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		372	374,514
Extreme Reach, Inc.
Term Loan, 8.56%, (1 mo. USD LIBOR + 6.25%), Maturing February 7, 2020		1,904	1,906,292
First Data Corporation
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022		2,107	2,105,119
Garda World Security Corporation
Term Loan, 5.83%, (CIDOR + 4.25%), Maturing May 24, 2024	CAD	862	656,333
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		1,898	1,906,737
Global Payments, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023		910	911,161
IG Investment Holdings, LLC
Term Loan, 5.84%, (USD LIBOR + 3.50%), Maturing May 23, 2025(4)		2,608	2,624,269
Information Resources, Inc.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		837	838,646
Iron Mountain, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		846	835,883
J.D. Power and Associates
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023		3,244	3,259,845
KAR Auction Services, Inc.
Term Loan, 4.69%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		1,723	1,725,044
Kronos Incorporated
Term Loan, 5.34%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023		5,763	5,778,557

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
LegalZoom.com, Inc.
Term Loan, 6.54%, (1 mo. USD LIBOR + 4.25%), Maturing November 21, 2024	719	$725,781
Term Loan - Second Lien, 10.80%, (1 mo. USD LIBOR + 8.50%), Maturing November 21, 2025	550	554,812
Monitronics International, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	2,149	2,103,599
PGX Holdings, Inc.
Term Loan, 7.56%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	1,194	1,168,317
Ping Identity Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	349	351,743
Pre-Paid Legal Services, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	436	438,809
Prime Security Services Borrower, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	2,630	2,634,656
Red Ventures, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 8, 2024	981	985,088
SMG Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025	224	224,505
Solera, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	2,290	2,291,078
Spin Holdco, Inc.
Term Loan, 5.69%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	3,495	3,502,004
Tempo Acquisition, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	1,832	1,834,413
Trans Union, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025	424	423,824
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025	1,940	1,939,674
Vestcom Parent Holdings, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023	491	492,497
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	247	247,302

8	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
West Corporation
Term Loan, 6.03%, (USD LIBOR + 3.50%), Maturing October 10, 2024(4)		324	$321,047
Term Loan, 6.53%, (USD LIBOR + 4.00%), Maturing October 10, 2024(4)		1,067	1,064,137
Worldpay, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 14, 2023		286	286,093
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing August 9, 2024		1,766	1,765,512
ZPG PLC
Term Loan, 5.47%, (3 mo. GBP LIBOR + 4.75%), Maturing June 30, 2025	GBP	700	897,872
			$76,658,279

Cable and Satellite Television — 5.9%
Altice US Finance I Corporation
Term Loan, Maturing January 10, 2026(5)		1,000	$998,750
Charter Communications Operating, LLC
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025		3,499	3,502,936
CSC Holdings, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		3,504	3,490,342
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		1,244	1,247,792
Numericable Group SA
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	443	500,657
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		1,822	1,774,416
Term Loan, 5.97%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		748	734,551
Radiate Holdco, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		1,856	1,846,228
Telenet Financing USD, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		2,475	2,468,298
Unitymedia Finance, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		950	949,491
Unitymedia Hessen GmbH & Co. KG
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 15, 2027	EUR	1,000	1,139,572
UPC Financing Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		1,999	1,993,678

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Bristol, LLC
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		6,725	$6,728,604
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	2,200	2,491,831
Ziggo Secured Finance Partnership
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		3,475	3,410,657
			$33,277,803

Chemicals and Plastics — 7.1%
Alpha 3 B.V.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		634	$635,408
Aruba Investments, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		978	979,350
Ashland, Inc.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing May 17, 2024		568	569,824
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.14%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		2,626	2,622,952
Chemours Company (The)
Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 21, 2025	EUR	577	658,971
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		303	301,761
Emerald Performance Materials, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		501	504,093
Term Loan - Second Lien, 10.05%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		550	551,833
Ferro Corporation
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		320	320,298
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		327	327,261
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		419	419,170
Flint Group GmbH
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		143	137,320
Flint Group US, LLC
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		865	830,674

9	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Gemini HDPE, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		2,108	$2,113,949
H.B. Fuller Company
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		1,910	1,906,427
Ineos US Finance, LLC
Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	2,953	3,339,557
Invictus U.S., LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		473	475,284
Kraton Polymers, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		916	914,853
MacDermid, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		1,050	1,051,954
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		2,618	2,618,213
Messer Industries, LLC
Term Loan, Maturing October 1, 2025(5)		1,400	1,402,275
Minerals Technologies, Inc.
Term Loan, 4.56%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		844	846,732
Orion Engineered Carbons GmbH
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		1,117	1,121,746
Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 31, 2024	EUR	751	858,301
PMHC II, Inc.
Term Loan, 6.15%, (USD LIBOR + 3.50%), Maturing March 31, 2025(4)		348	341,355
PQ Corporation
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		2,839	2,840,618
Schenectady International Group, Inc.
Term Loan, 7.19%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025		900	897,187
Sonneborn Refined Products B.V.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		63	63,439
Sonneborn, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		355	359,486
Spectrum Holdings III Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		340	336,997

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Starfruit Finco B.V.
Term Loan, 3.75%, (6 mo. EURIBOR + 3.75%), Maturing October 1, 2025	EUR	425	$486,040
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		2,775	2,773,699
Tronox Blocked Borrower, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		1,013	1,012,063
Tronox Finance, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024		2,337	2,335,531
Unifrax I, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 4, 2024		543	544,836
Univar, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		2,438	2,439,810
Venator Materials Corporation
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		371	371,482
			$40,310,749

Conglomerates — 0.0%(7)
Penn Engineering & Manufacturing Corp.
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		247	$247,647
			$247,647

Containers and Glass Products — 3.9%
Berlin Packaging, LLC
Term Loan, 5.28%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		249	$249,511
Berry Global, Inc.
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		786	786,673
BWAY Holding Company
Term Loan, 5.66%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		2,455	2,444,514
Consolidated Container Company, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		371	372,243
Crown Americas, LLC
Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing April 3, 2025	EUR	574	655,375

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Flex Acquisition Company, Inc.
Term Loan, 5.26%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		3,078	$3,077,574
Term Loan, 5.51%, (1 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		1,421	1,425,625
Libbey Glass, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		1,067	1,066,005
Pelican Products, Inc.
Term Loan, 5.77%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		599	599,747
Reynolds Group Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		5,253	5,264,157
Ring Container Technologies Group, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		720	720,461
Trident TPI Holdings, Inc.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing October 17, 2024	EUR	1,365	1,544,748
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		546	543,081
Verallia Packaging S.A.S
Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	1,530	1,736,565
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing August 29, 2025	EUR	1,375	1,564,086
			$22,050,365

Cosmetics / Toiletries — 0.3%
KIK Custom Products, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		1,820	$1,816,459
			$1,816,459

Drugs — 5.9%
Albany Molecular Research, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024		792	$793,287
Term Loan - Second Lien, 9.30%, (1 mo. USD LIBOR + 7.00%), Maturing August 30, 2025		500	502,083
Alkermes, Inc.
Term Loan, 4.54%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023		354	355,973
Amneal Pharmaceuticals, LLC
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		3,441	3,460,619

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Arbor Pharmaceuticals, Inc.
Term Loan, 7.49%, (6 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	2,715	$2,721,756
Bausch Health Companies, Inc.
Term Loan, 5.27%, (1 mo. USD LIBOR + 3.00%), Maturing June 1, 2025	6,161	6,176,155
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.56%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	4,641	4,662,484
Horizon Pharma, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2024	3,929	3,941,624
Jaguar Holding Company II
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	6,553	6,540,966
Mallinckrodt International Finance SA
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	2,473	2,447,410
Term Loan, 5.52%, (6 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	846	841,345
PharMerica Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024	771	774,981
Term Loan - Second Lien, 10.03%, (1 mo. USD LIBOR + 7.75%), Maturing December 7, 2025	400	400,500
		$33,619,183

Ecological Services and Equipment — 1.1%
Advanced Disposal Services, Inc.
Term Loan, 4.46%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	1,971	$1,973,401
EnergySolutions, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	1,197	1,207,474
GFL Environmental, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing May 30, 2025	2,107	2,081,604
Term Loan, 7.00%, (3 mo. USD Prime + 1.75%), Maturing May 30, 2025	262	259,232
Wastequip, LLC
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2025	124	125,114
Wrangler Buyer Corp.
Term Loan, 5.01%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	695	696,344
		$6,343,169

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 17.4%
Almonde, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024		3,470	$3,455,064
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021		481	470,977
Applied Systems, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		2,228	2,235,234
Aptean, Inc.
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022		1,494	1,497,339
Avast Software B.V.
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023		1,355	1,361,917
Barracuda Networks, Inc.
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		1,922	1,925,666
Blackhawk Network Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing June 15, 2025		773	775,575
BMC Software Finance, Inc.
Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	275	315,210
Term Loan, 6.65%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		3,125	3,138,672
Campaign Monitor Finance Pty. Limited
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021		677	631,903
Cohu, Inc.
Term Loan, 5.40%, (3 mo. USD LIBOR + 3.00%), Maturing September 20, 2025		750	751,406
CommScope, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022		360	361,174
CPI International, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024		644	644,304
Cypress Semiconductor Corporation
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing July 5, 2021		987	986,633
DigiCert, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024		3,245	3,249,688
Electro Rent Corporation
Term Loan, 7.49%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024		1,228	1,241,942

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Energizer Holdings, Inc.
Term Loan, Maturing June 20, 2025(5)		525	$528,058
Entegris, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021		118	118,759
Epicor Software Corporation
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		2,708	2,715,360
Exact Merger Sub, LLC
Term Loan, 6.64%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		594	599,012
EXC Holdings III Corp.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		471	475,563
Financial & Risk US Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025		1,125	1,116,563
Flexera Software, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025		249	249,694
GlobalLogic Holdings, Inc.
Term Loan, 1.63%, Maturing August 1, 2025(2)		59	59,858
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025		416	419,002
Go Daddy Operating Company, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024		5,228	5,239,907
GoodRx, Inc.
Term Loan, 5.28%, (3 mo. USD LIBOR + 3.00%), Maturing October 10, 2025		275	276,547
GTCR Valor Companies, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		1,367	1,369,239
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing June 20, 2023	EUR	495	564,166
Hyland Software, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024		3,779	3,796,966
Infoblox, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		2,000	2,017,408
Infor (US), Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		5,845	5,832,362
Informatica, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	298	340,079
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		3,688	3,703,444

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Lattice Semiconductor Corporation
Term Loan, 6.53%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021	458	$461,070
MA FinanceCo., LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021	2,818	2,799,397
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	480	476,441
MACOM Technology Solutions Holdings, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024	1,193	1,157,368
Microchip Technology Incorporated
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025	2,283	2,277,162
MTS Systems Corporation
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	1,106	1,111,693
Prometric Holdings, Inc.
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025	299	299,619
Renaissance Holding Corp.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	1,197	1,193,010
Term Loan - Second Lien, 9.30%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026	175	174,672
Rocket Software, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing October 14, 2023	1,276	1,280,908
Seattle Spinco, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	3,242	3,218,532
SGS Cayman L.P.
Term Loan, 7.76%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	383	365,250
SkillSoft Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	4,738	4,384,813
SolarWinds Holdings, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024	1,886	1,892,286
Southwire Company
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 19, 2025	574	575,785
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	1,323	1,317,791

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SS&C Technologies, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025		3,412	$3,399,874
SurveyMonkey, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		1,045	1,050,225
Sutherland Global Services, Inc.
Term Loan, 7.76%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		1,644	1,569,095
Switch, Ltd.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024		247	247,698
Tibco Software, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 4, 2020		494	494,644
TriTech Software Systems
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025		825	828,438
TTM Technologies, Inc.
Term Loan, 4.76%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024		297	296,954
Uber Technologies
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023		4,144	4,153,252
Term Loan, 6.28%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025		1,471	1,476,140
Ultra Clean Holdings, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025		875	860,781
Verifone Systems, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025		900	901,800
Veritas Bermuda, Ltd.
Term Loan, 6.82%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)		2,172	2,078,519
Vero Parent, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing August 16, 2024		2,450	2,459,745
Wall Street Systems Delaware, Inc.
Term Loan, 4.00%, (3 mo. EURIBOR + 3.00%, Floor 1.00%), Maturing November 21, 2024	EUR	571	653,392
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		744	740,653
Western Digital Corporation
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		1,612	1,605,078
			$98,266,776

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.8%
Avolon TLB Borrower 1 (US), LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		4,059	$4,053,159
IBC Capital Limited
Term Loan, 6.09%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023		572	572,125
			$4,625,284

Financial Intermediaries — 4.2%
Citco Funding, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 31, 2022		2,504	$2,513,426
Clipper Acquisitions Corp.
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024		1,166	1,167,636
Ditech Holding Corporation
Term Loan, 8.30%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2022		3,385	3,148,472
Donnelley Financial Solutions, Inc.
Term Loan, 5.22%, (1 week USD LIBOR + 3.00%), Maturing October 2, 2023		169	169,351
EIG Management Company, LLC
Term Loan, 6.06%, (3 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		249	250,460
Evergood 4 ApS
Term Loan, Maturing February 6, 2025(5)	EUR	107	121,773
Term Loan, Maturing February 6, 2025(5)	EUR	568	649,456
Focus Financial Partners, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		1,796	1,800,549
Fortress Investment Group, LLC
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022		975	975,456
Franklin Square Holdings L.P.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		525	527,290
Freedom Mortgage Corporation
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022		1,857	1,872,841
Greenhill & Co., Inc.
Term Loan, 6.05%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)		963	968,516
GreenSky Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		1,368	1,374,966

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Guggenheim Partners, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	1,020	$1,027,604
Harbourvest Partners, LLC
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing March 1, 2025	1,043	1,045,509
LPL Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024	1,358	1,362,090
MIP Delaware, LLC
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020	99	99,133
Ocwen Financial Corporation
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020	281	283,001
Sesac Holdco II, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing February 23, 2024	542	541,073
StepStone Group L.P.
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025	597	602,224
Victory Capital Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing February 12, 2025	253	253,778
Virtus Investment Partners, Inc.
Term Loan, 4.91%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2024	650	652,261
Walker & Dunlop, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 11, 2020	2,092	2,105,209
		$23,512,074

Food Products — 4.1%
Alphabet Holding Company, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	2,351	$2,250,588
Badger Buyer Corp.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	347	346,284
CHG PPC Parent, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	474	473,220
Del Monte Foods, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	2,158	1,920,260

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Dole Food Company, Inc.
Term Loan, 5.05%, (USD LIBOR + 2.75%), Maturing April 6, 2024(4)		1,671	$1,669,135
Froneri International PLC
Term Loan, 2.63%, (3 mo. EURIBOR + 2.63%), Maturing January 22, 2025	EUR	2,675	3,049,858
Hearthside Food Solutions, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 23, 2025		698	687,558
High Liner Foods Incorporated
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		759	719,270
HLF Financing S.a.r.l.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		1,025	1,030,125
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 1, 2022	EUR	277	315,744
Term Loan, 4.63%, (3 mo. USD LIBOR + 2.25%), Maturing July 1, 2022		1,576	1,579,622
JBS USA, LLC
Term Loan, 4.84%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		6,852	6,860,248
Nomad Foods Europe Midco Limited
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		1,194	1,190,020
Post Holdings, Inc.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		982	981,741
Restaurant Technologies, Inc.
Term Loan, 5.65%, (3 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		200	201,000
			$23,274,673

Food Service — 2.4%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		5,420	$5,404,276
Aramark Services, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025		839	840,970
Del Frisco’s Restaurant Group, Inc.
Term Loan, 8.31%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025		574	562,091
Dhanani Group, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025		599	596,256

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
IRB Holding Corp.
Term Loan, 5.46%, (2 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		1,846	$1,846,534
KFC Holding Co.
Term Loan, 4.04%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		956	956,965
NPC International, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		864	868,383
Seminole Hard Rock Entertainment, Inc.
Term Loan, 5.15%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		261	261,485
US Foods, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		796	795,716
Welbilt, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		1,417	1,417,107
			$13,549,783

Food / Drug Retailers — 1.4%
Albertsons, LLC
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021		1,217	$1,216,591
Term Loan, 5.38%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		1,474	1,471,909
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		3,691	3,674,178
Term Loan, Maturing October 29, 2025(5)		200	198,650
Diplomat Pharmacy, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		464	466,634
Holland & Barrett International
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	400	440,742
Term Loan, 6.05%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	400	488,273
			$7,956,977

Health Care — 14.0%
Acadia Healthcare Company, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022		235	$235,788
ADMI Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		1,671	1,677,339

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Akorn, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing April 16, 2021	1,836	$1,703,961
Alliance Healthcare Services, Inc.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	1,010	1,016,944
Term Loan - Second Lien, 12.30%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024	475	476,187
Argon Medical Devices, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 23, 2025	771	776,105
Athletico Management, LLC
Term Loan, Maturing October 31, 2025(5)	525	527,625
Auris Luxembourg III S.a.r.l.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022	748	747,938
Avantor, Inc.
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024	1,216	1,225,501
Beaver-Visitec International, Inc.
Term Loan, 6.39%, (3 mo. USD LIBOR + 4.00%), Maturing August 21, 2023	784	786,975
BioClinica, Inc.
Term Loan, 6.75%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	1,451	1,378,600
BW NHHC Holdco, Inc.
Term Loan, 7.29%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	973	955,543
Carestream Dental Equipment, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	1,361	1,356,145
Certara L.P.
Term Loan, 5.89%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2024	990	992,475
CHG Healthcare Services, Inc.
Term Loan, 5.45%, (USD LIBOR + 3.00%), Maturing June 7, 2023(4)	3,181	3,195,382
Community Health Systems, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing January 27, 2021	1,811	1,777,628
Concentra, Inc.
Term Loan, 5.03%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022	777	779,644
Convatec, Inc.
Term Loan, 4.64%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	566	570,446

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
CPI Holdco, LLC
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		790	$794,496
CryoLife, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		496	500,592
CTC AcquiCo GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 7, 2025	EUR	829	940,646
DaVita, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing June 24, 2021		1,600	1,604,964
DJO Finance, LLC
Term Loan, 5.60%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)		2,080	2,078,305
Envision Healthcare Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		4,475	4,391,403
Equian, LLC
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing May 20, 2024		593	594,049
Gentiva Health Services, Inc.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		1,979	1,986,558
GHX Ultimate Parent Corporation
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		891	891,244
Greatbatch Ltd.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022		1,694	1,703,076
Grifols Worldwide Operations USA, Inc.
Term Loan, 4.47%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		3,349	3,355,487
Hanger, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025		1,045	1,043,444
Indivior Finance S.a.r.l.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2022		1,925	1,919,904
Inovalon Holdings, Inc.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025		1,197	1,197,000
IQVIA, Inc.
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024		493	495,065
Term Loan, 4.39%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025		916	918,469

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Kinetic Concepts, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	2,642	$2,654,496
KUEHG Corp.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	2,983	3,002,158
Term Loan - Second Lien, 10.64%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	400	406,000
Medical Solutions, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	744	746,103
MedPlast Holdings, Inc.
Term Loan, 6.15%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	450	453,656
MPH Acquisition Holdings, LLC
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	3,213	3,210,334
National Mentor Holdings, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	990	989,866
Navicure, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	770	773,144
New Millennium Holdco, Inc.
Term Loan, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	490	269,448
One Call Corporation
Term Loan, 7.53%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	2,362	2,223,490
Ortho-Clinical Diagnostics SA
Term Loan, 5.54%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	3,262	3,255,278
Parexel International Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	2,574	2,543,434
Press Ganey Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing October 23, 2023	737	738,564
Prospect Medical Holdings, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	1,169	1,175,701
R1 RCM, Inc.
Term Loan, 7.65%, (3 mo. USD LIBOR + 5.25%), Maturing May 8, 2025	574	573,562
RadNet, Inc.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	1,470	1,476,861

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Select Medical Corporation
Term Loan, 4.78%, (3 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	1,601	$1,607,828
Sotera Health Holdings, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	828	829,202
Sound Inpatient Physicians
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 27, 2025	449	449,997
Surgery Center Holdings, Inc.
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	990	989,381
Syneos Health, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 1, 2024	371	371,291
Team Health Holdings, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	1,995	1,892,400
Tecomet, Inc.
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	765	767,823
U.S. Anesthesia Partners, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	1,136	1,140,045
Universal Hospital Services, Inc.
Term Loan, Maturing October 18, 2025(5)	425	428,187
Verscend Holding Corp.
Term Loan, 6.80%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	1,475	1,486,984
Wink Holdco, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	471	471,143
		$79,521,304

Home Furnishings — 1.0%
Bright Bidco B.V.
Term Loan, 5.86%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)	1,507	$1,479,797
Serta Simmons Bedding, LLC
Term Loan, 5.77%, (USD LIBOR + 3.50%), Maturing November 8, 2023(4)	4,372	3,975,355
		$5,455,152

Industrial Equipment — 6.2%
AL Alpine AT Bidco GmbH
Term Loan, Maturing September 30, 2025(5)	225	$225,563

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Altra Industrial Motion Corp.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025		725	$724,094
Apex Tool Group, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022		2,355	2,327,917
CFSP Acquisition Corp.
Term Loan, 1.00%, Maturing March 20, 2025(2)		46	45,667
Term Loan, 5.29%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		203	201,446
Clark Equipment Company
Term Loan, 4.38%, (USD LIBOR + 2.00%), Maturing May 18, 2024(4)		1,613	1,609,605
Coherent Holding GmbH
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing November 7, 2023	EUR	666	762,252
Delachaux SA
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		379	381,892
DexKo Global, Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	299	341,070
Term Loan, 3.75%, (1 week EURIBOR + 3.75%), Maturing July 24, 2024	EUR	747	852,675
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		844	846,975
DXP Enterprises, Inc.
Term Loan, 7.05%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		495	498,712
Engineered Machinery Holdings, Inc.
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		1,823	1,807,375
EWT Holdings III Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		1,918	1,915,817
Filtration Group Corporation
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	373	425,614
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		1,592	1,600,624
Gardner Denver, Inc.
Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	381	434,048
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		1,037	1,041,415
Gates Global, LLC
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	862	979,100
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		4,185	4,197,286

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Hamilton Holdco, LLC
Term Loan, 4.40%, (3 mo. USD LIBOR + 2.00%), Maturing July 2, 2025		823	$823,709
Hayward Industries, Inc.
Term Loan, 5.79%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		446	448,493
LTI Holdings, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		450	450,281
Milacron, LLC
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		2,550	2,555,827
Paladin Brands Holding, Inc.
Term Loan, 7.89%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		1,194	1,198,895
Pro Mach Group, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing March 7, 2025		224	223,175
Rexnord, LLC
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing August 21, 2024		1,897	1,902,772
Robertshaw US Holding Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025		970	960,424
Shape Technologies Group, Inc.
Term Loan, 5.30%, (USD LIBOR + 3.00%), Maturing April 20, 2025(4)		224	224,297
Tank Holding Corp.
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing March 17, 2022(4)		1,054	1,057,280
Thermon Industries, Inc.
Term Loan, 6.01%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		330	332,664
Titan Acquisition Limited
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		2,886	2,724,394
Wittur GmbH
Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	900	1,031,491
			$35,152,849

Insurance — 4.7%
Alliant Holdings I, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		2,333	$2,333,688
AmWINS Group, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		2,810	2,820,763

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)
Asurion, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		4,665	$4,678,267
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		2,075	2,080,379
Term Loan - Second Lien, 8.80%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		2,475	2,544,609
Financiere CEPSAS
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	500	564,343
FrontDoor, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing August 14, 2025		450	453,375
Hub International Limited
Term Loan, 5.49%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		4,813	4,807,783
NFP Corp.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		2,400	2,395,370
Sedgwick Claims Management Services, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021		1,069	1,070,561
USI, Inc.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		2,797	2,784,165
			$26,533,303

Leisure Goods / Activities / Movies — 5.5%
AMC Entertainment Holdings, Inc.
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2022		2,110	$2,113,178
Term Loan, 4.53%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023		540	541,253
Ancestry.com Operations, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023		2,867	2,877,590
Bombardier Recreational Products, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		4,323	4,318,688
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022		1,052	1,041,030
ClubCorp Holdings, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		1,738	1,713,576
Crown Finance US, Inc.
Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	846	962,010

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Crown Finance US, Inc. (continued)
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		1,965	$1,959,511
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		1,538	1,523,777
Emerald Expositions Holding, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		1,095	1,094,917
Etraveli Holding AB
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing August 2, 2024	EUR	775	885,485
Lindblad Expeditions, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		195	196,890
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		1,510	1,525,895
Live Nation Entertainment, Inc.
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023		2,445	2,451,374
Match Group, Inc.
Term Loan, 4.78%, (1 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		503	506,898
Sabre GLBL, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		944	944,818
SeaWorld Parks & Entertainment, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		1,694	1,693,795
SRAM, LLC
Term Loan, 5.10%, (2 mo. USD LIBOR + 2.75%), Maturing March 15, 2024		1,620	1,623,797
Steinway Musical Instruments, Inc.
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025		846	846,807
Travel Leaders Group, LLC
Term Loan, 6.29%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		898	908,411
UFC Holdings, LLC
Term Loan, 5.56%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023		1,397	1,406,225
			$31,135,925

Lodging and Casinos — 5.9%
Aristocrat Technologies, Inc.
Term Loan, 4.22%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		1,088	$1,085,933

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Azelis Finance S.A.
Term Loan, Maturing July 31, 2025(5)	EUR	450	$515,798
Boyd Gaming Corporation
Term Loan, 4.47%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		934	937,111
CityCenter Holdings, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		2,448	2,445,882
Eldorado Resorts, LLC
Term Loan, 4.56%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)		808	810,310
ESH Hospitality, Inc.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023		1,215	1,215,497
Four Seasons Hotels Limited
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		909	909,665
Golden Nugget, Inc.
Term Loan, 5.23%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		4,206	4,219,741
GVC Holdings PLC
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 29, 2024	EUR	1,250	1,423,053
Term Loan, 4.30%, (3 mo. GBP LIBOR + 3.50%), Maturing March 29, 2024	GBP	650	835,071
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024		1,045	1,046,709
Hanjin International Corp.
Term Loan, 4.94%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		500	500,000
Hilton Worldwide Finance, LLC
Term Loan, 4.03%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023		3,668	3,675,365
Las Vegas Sands, LLC
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025		1,020	1,017,615
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		1,877	1,873,356
Playa Resorts Holding B.V.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		2,424	2,392,420
Stars Group Holdings B.V. (The)
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	900	1,031,385
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		3,940	3,957,363

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
VICI Properties 1, LLC
Term Loan, 4.28%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		2,124	$2,121,540
Wyndham Hotels & Resorts, Inc.
Term Loan, 4.05%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025		1,275	1,276,116
			$33,289,930

Nonferrous Metals / Minerals — 1.3%
CD&R Hydra Buyer, Inc.
Term Loan, 7.50%, (0.00% Cash, 7.50% PIK), Maturing August 15, 2021(3)(8)		140	$119,600
Dynacast International, LLC
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		1,194	1,196,672
Global Brass & Copper, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing May 29, 2025		809	810,521
Murray Energy Corporation
Term Loan, 9.78%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022		1,883	1,716,498
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)		888	68,477
Oxbow Carbon, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing January 4, 2023		1,426	1,430,971
Term Loan - Second Lien, 9.80%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024		725	741,313
Rain Carbon GmbH
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 16, 2025	EUR	925	1,053,464
			$7,137,516

Oil and Gas — 2.3%
Ameriforge Group, Inc.
Term Loan, 9.39%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		732	$737,744
Apergy Corporation
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		333	333,826
Centurion Pipeline Company, LLC
Term Loan, 5.64%, (3 mo. USD LIBOR + 3.25%), Maturing September 29, 2025		250	252,188
CITGO Petroleum Corporation
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021		936	936,780

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Delek US Holdings, Inc.
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	373	$373,591
Fieldwood Energy, LLC
Term Loan, 7.55%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	2,377	2,397,798
Term Loan - Second Lien, 9.55%, (1 mo. USD LIBOR + 7.25%), Maturing April 11, 2023	202	193,323
Green Plains Renewable Energy, Inc.
Term Loan, 7.81%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	990	1,001,550
McDermott Technology Americas, Inc.
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025	1,194	1,185,642
Medallion Midland Acquisition, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 30, 2024	221	219,421
MEG Energy Corp.
Term Loan, 5.81%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	1,267	1,271,088
PSC Industrial Holdings Corp.
Term Loan, 6.04%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	695	696,487
Sheridan Investment Partners II L.P.
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	34	31,064
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	92	83,293
Term Loan, 5.82%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	660	598,768
Sheridan Production Partners I, LLC
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	112	107,441
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	184	175,900
Term Loan, 5.83%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,388	1,327,462
Ultra Resources, Inc.
Term Loan, 5.47%, (3 mo. USD LIBOR + 3.00%), Maturing April 12, 2024	1,450	1,362,094
		$13,285,460

Publishing — 1.6%
Ascend Learning, LLC
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	1,089	$1,090,361

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Getty Images, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	3,330	$3,299,826
Harland Clarke Holdings Corp.
Term Loan, 7.14%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	799	750,946
Lamar Media Corporation
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing March 14, 2025	522	524,116
LSC Communications, Inc.
Term Loan, 7.80%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	917	921,250
Merrill Communications, LLC
Term Loan, 7.78%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	263	265,996
Multi Color Corporation
Term Loan, 4.30%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2024	323	323,638
ProQuest, LLC
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	1,616	1,625,259
Tweddle Group, Inc.
Term Loan, 6.95%, (6 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	249	241,472
		$9,042,864

Radio and Television — 3.6%
ALM Media Holdings, Inc.
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	380	$347,264
CBS Radio, Inc.
Term Loan, 5.04%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	1,501	1,495,995
Cumulus Media New Holdings, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing May 15, 2022	2,963	2,926,750
Entravision Communications Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	1,064	1,052,721
Gray Television, Inc.
Term Loan, 4.52%, (3 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	209	208,998
Hubbard Radio, LLC
Term Loan, 5.31%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	601	601,299
iHeartCommunications, Inc.
Term Loan, 0.00%, Maturing January 30, 2019(6)	2,132	1,550,449
Term Loan, 0.00%, Maturing July 30, 2019(6)	364	264,135

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Mission Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(5)	331	$331,253
Nexstar Broadcasting, Inc.
Term Loan, Maturing January 17, 2024(5)	2,069	2,070,746
Raycom TV Broadcasting, LLC
Term Loan, 4.55%, (1 mo. USD LIBOR + 2.25%), Maturing August 23, 2024	1,064	1,066,245
Sinclair Television Group, Inc.
Term Loan, 4.56%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	473	473,155
Univision Communications, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	8,582	8,247,979
		$20,636,989

Retailers (Except Food and Drug) — 4.8%
Ascena Retail Group, Inc.
Term Loan, 6.81%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	1,883	$1,831,935
Bass Pro Group, LLC
Term Loan, 7.30%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	1,287	1,289,010
BJ’s Wholesale Club, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing February 3, 2024	904	907,068
CDW, LLC
Term Loan, 4.06%, (1 mo. USD LIBOR + 1.75%), Maturing August 17, 2023	3,711	3,721,123
Coinamatic Canada, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	43	43,310
David’s Bridal, Inc.
Term Loan, 6.32%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	1,971	1,583,233
Evergreen Acqco 1 L.P.
Term Loan, 6.22%, (3 mo. USD LIBOR + 3.75%), Maturing July 9, 2019	2,098	2,042,800
Global Appliance, Inc.
Term Loan, 6.31%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	941	934,622
Harbor Freight Tools USA, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	442	436,011
Hoya Midco, LLC
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	2,002	1,995,906

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
J. Crew Group, Inc.
Term Loan, 5.35%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	2,855	$2,338,559
LSF9 Atlantis Holdings, LLC
Term Loan, 8.28%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	969	934,844
Neiman Marcus Group Ltd., LLC
Term Loan, 5.53%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	2,096	1,911,889
Party City Holdings, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 19, 2022	778	781,943
PetSmart, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	3,895	3,312,938
PFS Holding Corporation
Term Loan, 5.78%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	2,144	1,232,520
Pier 1 Imports (U.S.), Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	503	375,759
Radio Systems Corporation
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	420	420,737
Shutterfly, Inc.
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2024	524	524,888
Staples, Inc.
Term Loan, 6.34%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	596	594,383
		$27,213,478

Steel — 1.1%
Atkore International, Inc.
Term Loan, 5.14%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	1,365	$1,367,246
GrafTech Finance, Inc.
Term Loan, 5.80%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	2,716	2,732,598
Neenah Foundry Company
Term Loan, 8.84%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	770	766,150
Phoenix Services International, LLC
Term Loan, 6.03%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	846	853,679

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel (continued)
Zekelman Industries, Inc.
Term Loan, 4.62%, (3 mo. USD LIBOR + 2.25%), Maturing June 14, 2021		659	$659,292
			$6,378,965

Surface Transport — 0.8%
Agro Merchants NAI Holdings, LLC
Term Loan, 6.14%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024		372	$374,825
Hertz Corporation (The)
Term Loan, 5.06%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023		992	988,046
Kenan Advantage Group, Inc.
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		108	108,259
Term Loan, 5.30%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022		356	355,998
PODS, LLC
Term Loan, 5.03%, (3 mo. USD LIBOR + 2.75%), Maturing December 6, 2024		619	615,967
Stena International S.a.r.l.
Term Loan, 5.39%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021		1,504	1,466,522
XPO Logistics, Inc.
Term Loan, 4.51%, (3 mo. USD LIBOR + 2.00%), Maturing February 24, 2025		600	602,166
			$4,511,783

Telecommunications — 6.5%
CenturyLink, Inc.
Term Loan, 5.05%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		5,062	$5,009,867
Colorado Buyer, Inc.
Term Loan, 5.28%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		1,609	1,607,652
Digicel International Finance Limited
Term Loan, 5.57%, (1 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		1,485	1,425,603
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	1,900	2,168,042
Frontier Communications Corp.
Term Loan, 6.06%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		1,876	1,819,962
Gamma Infrastructure III B.V.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	1,500	1,706,408

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Global Eagle Entertainment, Inc.
Term Loan, 10.02%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		2,057	$2,128,878
Intelsat Jackson Holdings SA
Term Loan, Maturing November 27, 2023(5)		1,250	1,251,719
Term Loan, 6.79%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		1,700	1,792,084
IPC Corp.
Term Loan, 7.03%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		1,127	1,087,254
Lumentum Holdings
Term Loan, Maturing August 7, 2025(5)		575	577,875
Mitel Networks Corporation
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023		421	425,711
Onvoy, LLC
Term Loan, 6.89%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		1,699	1,648,151
Plantronics, Inc.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		1,325	1,323,550
Sprint Communications, Inc.
Term Loan, 4.81%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		3,398	3,396,099
Syniverse Holdings, Inc.
Term Loan, 7.28%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		970	975,461
TDC A/S
Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing May 31, 2025	EUR	3,544	4,045,412
Telesat Canada
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		4,547	4,554,148
			$36,943,876

Utilities — 2.8%
Brookfield WEC Holdings, Inc.
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing August 1, 2025		2,200	$2,217,875
Calpine Construction Finance Company L.P.
Term Loan, 4.80%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025		884	884,090
Calpine Corporation
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024		3,072	3,065,199

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Dayton Power & Light Company (The)
Term Loan, 4.31%, (1 mo. USD LIBOR + 2.00%), Maturing August 24, 2022	540	$542,401
Granite Acquisition, Inc.
Term Loan, 5.89%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	109	109,122
Term Loan, 5.90%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	2,382	2,395,599
Lightstone Generation, LLC
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	77	76,376
Term Loan, 6.05%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,440	1,422,021
Longview Power, LLC
Term Loan, 8.53%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	2,685	2,334,109
Talen Energy Supply, LLC
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023	1,086	1,091,534
Term Loan, 6.30%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	711	713,447
USIC Holdings, Inc.
Term Loan, 5.55%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	199	199,974
Vistra Energy Corp.
Term Loan, 4.29%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025	1,047	1,045,411
		$16,097,158

Total Senior Floating-Rate Loans (identified cost $803,947,366)		$793,619,099

Corporate Bonds & Notes — 5.1%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.0%(7)
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(9)	10	$10,365
TransDigm, Inc.
6.00%, 7/15/22	85	85,638
6.50%, 7/15/24	80	81,067
		$177,070

Security	Principal Amount* (000’s omitted)	Value

Building and Development — 0.1%
Builders FirstSource, Inc.
5.625%, 9/1/24(9)	6	$5,618
Hillman Group, Inc. (The)
6.375%, 7/15/22(9)	53	46,905
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(9)	120	124,500
Standard Industries, Inc.
6.00%, 10/15/25(9)	50	49,375
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19	45	45,169
5.875%, 6/15/24	18	16,897
		$288,464

Business Equipment and Services — 0.3%
First Data Corp.
7.00%, 12/1/23(9)	155	$160,832
5.00%, 1/15/24(9)	20	19,875
FTI Consulting, Inc.
6.00%, 11/15/22	40	40,874
ServiceMaster Co., LLC (The)
7.45%, 8/15/27	45	47,250
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(9)	10	10,900
Travelport Corporate Finance PLC
6.00%, 3/15/26(9)	1,325	1,331,625
		$1,611,356

Cable and Satellite Television — 0.2%
Cablevision Systems Corp.
5.875%, 9/15/22	15	$15,112
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22	155	156,066
5.75%, 1/15/24	10	10,125
5.375%, 5/1/25(9)	95	93,219
5.75%, 2/15/26(9)	45	44,662
CSC Holdings, LLC
5.25%, 6/1/24	10	9,662
DISH DBS Corp.
6.75%, 6/1/21	20	20,250
5.875%, 7/15/22	25	23,719
5.875%, 11/15/24	5	4,269
Virgin Media Secured Finance PLC
5.50%, 1/15/25(9)	550	537,625
		$914,709

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.3%
Hexion, Inc.
6.625%, 4/15/20	1,900	$1,686,250
Platform Specialty Products Corp.
6.50%, 2/1/22(9)	45	45,731
W.R. Grace & Co.
5.125%, 10/1/21(9)	30	30,300
5.625%, 10/1/24(9)	10	10,213
		$1,772,494

Conglomerates — 0.0%(7)
Spectrum Brands, Inc.
6.625%, 11/15/22	30	$30,713
5.75%, 7/15/25	70	68,250
		$98,963

Consumer Products — 0.0%(7)
Central Garden & Pet Co.
6.125%, 11/15/23	25	$25,563
		$25,563

Containers and Glass Products — 0.8%
Berry Global, Inc.
6.00%, 10/15/22	25	$25,594
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(9)	35	35,000
6.375%, 8/15/25(9)	15	15,150
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20	3,755	3,759,986
5.936%, (3 mo. USD LIBOR + 3.50%), 7/15/21(9)(10)	950	961,875
		$4,797,605

Drugs — 0.7%
Bausch Health Cos., Inc.
7.50%, 7/15/21(9)	25	$25,438
5.625%, 12/1/21(9)	30	29,662
6.50%, 3/15/22(9)	807	837,262
7.00%, 3/15/24(9)	1,049	1,101,125
5.50%, 11/1/25(9)	1,725	1,696,969
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(9)	70	70,154
		$3,760,610

Security		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment — 0.0%(7)
Clean Harbors, Inc.
5.125%, 6/1/21		25	$25,063
Covanta Holding Corp.
5.875%, 3/1/24		25	25,000
			$50,063

Electric Utilities — 0.0%(7)
NRG Yield Operating, LLC
5.375%, 8/15/24		11	$10,938
5.00%, 9/15/26		10	9,350
			$20,288

Electronics / Electrical — 0.0%(7)
Infor (US), Inc.
6.50%, 5/15/22		50	$50,125
			$50,125

Financial Intermediaries — 0.0%(7)
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.25%, 2/1/22		40	$40,482
JPMorgan Chase & Co.
Series S, 6.75% to 2/1/24(11)(12)		80	85,420
Navient Corp.
5.50%, 1/15/19		115	115,575
5.00%, 10/26/20		25	25,200
			$266,677

Food Products — 0.1%
Iceland Bondco PLC
5.063%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(9)(10)	GBP	254	$325,000
Post Holdings, Inc.
8.00%, 7/15/25(9)		15	16,406
			$341,406

Food Service — 0.0%(7)
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(9)		65	$64,586
			$64,586

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care — 1.2%
Avantor, Inc.
6.00%, 10/1/24(9)	1,375	$1,375,000
Centene Corp.
4.75%, 5/15/22	20	20,125
CHS/Community Health Systems, Inc.
6.25%, 3/31/23	1,500	1,385,175
HCA Healthcare, Inc.
6.25%, 2/15/21	85	88,506
HCA, Inc.
6.50%, 2/15/20	15	15,525
4.75%, 5/1/23	1,050	1,063,125
5.875%, 2/15/26	25	25,625
Hologic, Inc.
4.375%, 10/15/25(9)	30	28,275
inVentiv Group Holdings, Inc./inVentiv Health, Inc./ inVentiv Health Clinical, Inc.
7.50%, 10/1/24(9)	27	28,553
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(9)	1,750	1,857,187
Teleflex, Inc.
5.25%, 6/15/24	20	20,300
Tenet Healthcare Corp.
6.00%, 10/1/20	60	61,593
4.375%, 10/1/21	600	596,250
8.125%, 4/1/22	45	47,025
6.75%, 6/15/23	5	5,005
		$6,617,269

Insurance — 0.0%(7)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer
8.25%, 8/1/23(9)	40	$41,445
		$41,445

Internet Software & Services — 0.0%(7)
Netflix, Inc.
5.50%, 2/15/22	45	$46,120
5.875%, 2/15/25	55	56,031
Riverbed Technology, Inc.
8.875%, 3/1/23(9)	40	36,850
		$139,001

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22	700	$710,500
Sabre GLBL, Inc.
5.375%, 4/15/23(9)	25	25,125
5.25%, 11/15/23(9)	40	39,695
Viking Cruises, Ltd.
6.25%, 5/15/25(9)	40	40,200
		$815,520

Lodging and Casinos — 0.1%
ESH Hospitality, Inc.
5.25%, 5/1/25(9)	30	$28,463
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	75	76,031
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.
5.625%, 5/1/24	10	10,050
MGM Resorts International
6.625%, 12/15/21	90	94,472
7.75%, 3/15/22	25	26,906
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23	30	29,850
Tunica-Biloxi Gaming Authority
3.78%, 12/15/20(9)	161	44,941
		$310,713

Nonferrous Metals / Minerals — 0.0%(7)
Eldorado Gold Corp.
6.125%, 12/15/20(9)	120	$112,200
Imperial Metals Corp.
7.00%, 3/15/19(9)	25	17,250
New Gold, Inc.
6.25%, 11/15/22(9)	30	26,250
		$155,700

Oil and Gas — 0.2%
Antero Resources Corp.
5.375%, 11/1/21	100	$100,250
5.625%, 6/1/23	5	5,013
Canbriam Energy, Inc.
9.75%, 11/15/19(9)	25	24,687
CITGO Petroleum Corp.
6.25%, 8/15/22(9)	700	693,000

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	125	$126,406
Energy Transfer Equity, L.P.
5.875%, 1/15/24	30	31,575
Gulfport Energy Corp.
6.625%, 5/1/23	35	35,175
Newfield Exploration Co.
5.625%, 7/1/24	120	123,900
Parsley Energy, LLC/Parsley Finance Corp.
5.25%, 8/15/25(9)	10	9,713
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	45	46,012
Seven Generations Energy, Ltd.
6.75%, 5/1/23(9)	60	61,770
6.875%, 6/30/23(9)	25	25,875
Williams Cos., Inc. (The)
4.55%, 6/24/24	5	5,039
		$1,288,415

Publishing — 0.0%(7)
Tribune Media Co.
5.875%, 7/15/22	35	$35,613
		$35,613

Radio and Television — 0.2%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	$50,437
Series B, 6.50%, 11/15/22	90	91,818
iHeartCommunications, Inc.
9.00%, 12/15/19(6)	953	690,925
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(9)	35	35,263
Sirius XM Radio, Inc.
6.00%, 7/15/24(9)	85	87,108
Univision Communications, Inc.
6.75%, 9/15/22(9)	241	246,422
		$1,201,973

Retailers (Except Food and Drug) — 0.2%
Fresh Market, Inc. (The)
9.75%, 5/1/23(9)	1,175	$863,625
Murphy Oil USA, Inc.
6.00%, 8/15/23	135	138,375

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Party City Holdings, Inc.
6.125%, 8/15/23(9)	60	$60,150
		$1,062,150

Road & Rail — 0.0%(7)
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(9)	45	$45,788
		$45,788

Software and Services — 0.0%(7)
IHS Markit, Ltd.
5.00%, 11/1/22(9)	60	$61,548
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, (7.125% Cash or 7.875% PIK), 5/1/21(9)(13)	65	65,650
		$127,198

Surface Transport — 0.0%(7)
XPO Logistics, Inc.
6.50%, 6/15/22(9)	56	$57,610
		$57,610

Telecommunications — 0.4%
CenturyLink, Inc.
Series W, 6.75%, 12/1/23	40	$40,900
CommScope Technologies, LLC
6.00%, 6/15/25(9)	45	43,987
5.00%, 3/15/27(9)	5	4,500
Frontier Communications Corp.
10.50%, 9/15/22	15	12,563
7.625%, 4/15/24	30	18,150
6.875%, 1/15/25	45	25,650
Intelsat Jackson Holdings SA
5.50%, 8/1/23	25	22,438
Level 3 Financing, Inc.
5.375%, 1/15/24	25	24,812
Sprint Communications, Inc.
7.00%, 8/15/20	144	149,400
6.00%, 11/15/22	5	5,059
Sprint Corp.
7.25%, 9/15/21	225	235,406
7.875%, 9/15/23	556	594,920
7.625%, 2/15/25	35	36,444

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
T-Mobile USA, Inc.
6.375%, 3/1/25		35	$36,181
6.50%, 1/15/26		110	116,325
Wind Tre SpA
2.75%, (3 mo. EURIBOR + 2.75%), 1/20/24(9)(10)	EUR	575	604,415
			$1,971,150

Utilities — 0.2%
Calpine Corp.
5.25%, 6/1/26(9)		1,050	$968,625
Vistra Energy Corp.
7.375%, 11/1/22		20	20,800
7.625%, 11/1/24		35	37,187
8.125%, 1/30/26(9)		25	27,125
			$1,053,737

Total Corporate Bonds & Notes (identified cost $30,171,378)			$29,163,261

Asset-Backed Securities — 2.8%
Security		Principal Amount (000’s omitted)	Value
Ares CLO, Ltd.
Series 2014-32RA, Class D, 8.164%, (3 mo. USD LIBOR + 5.85%), 5/15/30(9)(10)		$2,000	$1,990,214
Series 2015-2A, Class E2, 7.709%, (3 mo. USD LIBOR + 5.20%), 7/29/26(9)(10)		1,000	1,009,132
Carlyle Global Market Strategies CLO, Ltd.
Series 2012-3A, Class DR, 9.886%, (3 mo. USD LIBOR + 7.45%), 10/14/28(9)(10)		1,200	1,201,862
Series 2015-5A, Class D, 8.569%, (3 mo. USD LIBOR + 6.10%), 1/20/28(9)(10)		500	502,228
Cent CLO, L.P.
Series 2014-22A, Class D, 7.643%, (3 mo. USD LIBOR + 5.30%), 11/7/26(9)(10)		1,000	1,000,010
Dryden XL Senior Loan Fund
Series 2015-40A, Class ER, 8.064%, (3 mo. USD LIBOR + 5.75%), 8/15/31(9)(10)		1,000	995,281
Galaxy CLO, Ltd.
Series 2015-21A, Class ER, 7.719%, (3 mo. USD LIBOR + 5.25%), 4/20/31(9)(10)		1,000	981,719
Golub Capital Partners CLO, Ltd.
Series 2015-23A, Class ER, 8.219%, (3 mo. USD LIBOR + 5.75%), 1/20/31(9)(10)		1,200	1,186,596

Security	Principal Amount (000’s omitted)	Value
Oak Hill Credit Partners XI, Ltd.
Series 2015-11A, Class E, 9.169%, (3 mo. USD LIBOR + 6.70%), 10/20/28(9)(10)	$1,000	$1,000,843
Palmer Square CLO, Ltd.
Series 2015-2A, Class DR, 8.969%, (3 mo. USD LIBOR + 6.50%), 7/20/30(9)(10)	1,200	1,211,769
Recette CLO, LLC
Series 2015-1A, Class E, 8.169%, (3 mo. USD LIBOR + 5.70%), 10/20/27(9)(10)	1,000	1,003,192
Voya CLO, Ltd.
Series 2013-1A, Class DR, 8.916%, (3 mo. USD LIBOR + 6.48%), 10/15/30(9)(10)	2,000	2,024,353
Westcott Park CLO, Ltd.
Series 2016-1A, Class E, 9.669%, (3 mo. USD LIBOR + 7.20%), 7/20/28(9)(10)	1,600	1,623,935

Total Asset-Backed Securities (identified cost $15,226,254)		$15,731,134

Common Stocks — 1.9%
Security	Shares	Value

Aerospace and Defense — 0.1%
IAP Global Services, LLC(3)(14)(15)	55	$648,636
		$648,636

Automotive — 0.1%
Dayco Products, LLC(14)(15)	18,702	$673,272
		$673,272

Business Equipment and Services — 0.0%
Education Management Corp.(3)(14)(15)	3,185,850	$0
		$0

Electronics / Electrical — 0.2%
Answers Corp.(3)(14)(15)	93,678	$682,913
		$682,913

Health Care — 0.0%(7)
New Millennium Holdco, Inc.(14)(15)	61,354	$5,522
		$5,522

Nonferrous Metals / Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(14)(15)	76,163	$0
		$0

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

Security	Shares	Value

Oil and Gas — 0.7%
AFG Holdings, Inc.(3)(14)(15)	29,086	$1,977,848
Fieldwood Energy, Inc.(14)(15)	19,189	949,855
Nine Point Energy Holdings, Inc.(3)(14)(15)(16)	758	841
Paragon Offshore Finance Company, Class A(14)(15)	1,527	1,479
Paragon Offshore Finance Company, Class B(14)(15)	764	30,369
Samson Resources II, LLC, Class A(14)(15)	44,102	1,041,910
Southcross Holdings Group, LLC(3)(14)(15)	59	0
Southcross Holdings L.P., Class A(14)(15)	59	34,663
		$4,036,965

Publishing — 0.7%
ION Media Networks, Inc.(3)(14)(15)	3,990	$3,830,360
Tweddle Group, Inc.(3)(14)(15)	1,778	100,048
		$3,930,408

Radio and Television — 0.01%
Cumulus Media, Inc.(14)(15)	38,163	$555,653
		$555,653

Total Common Stocks (identified cost $4,505,500)		$10,533,369

Convertible Preferred Stocks — 0.0%(7)
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(3)(14)(15)	3,545	$0
		$0

Oil and Gas — 0.0%(7)
Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(14)(16)	14	$20,552
		$20,552

Total Convertible Preferred Stocks (identified cost $264,194)		$20,552

Closed-End Funds — 1.8%
Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	99,936	$1,296,170
Invesco Senior Income Trust	483,234	2,000,589
Nuveen Credit Strategies Income Fund	365,228	2,797,647
Nuveen Floating Rate Income Fund	148,079	1,474,867
Nuveen Floating Rate Income Opportunity Fund	103,281	1,036,941
Voya Prime Rate Trust	396,676	1,896,111

Total Closed-End Funds (identified cost $12,168,732)		$10,502,325

Miscellaneous — 0.0%
Security	Principal Amount	Value

Telecommunications — 0.0%
Avaya, Inc., Escrow Certificates(3)(14)	$25,000	$0

Total Miscellaneous (identified cost $0)		$0

Short-Term Investments — 2.4%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.28%(17)	13,604,187	$13,602,826

Total Short-Term Investments (identified cost $13,603,474)		$13,602,826

Total Investments — 154.1% (identified cost $879,886,898)		$873,172,566

Less Unfunded Loan Commitments — (0.1)%		$(385,496)

Net Investments — 154.0% (identified cost $879,501,402)		$872,787,070

Other Assets, Less Liabilities — (40.6)%		$(230,481,257)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (13.4)%		$(75,815,611)

Net Assets Applicable to Common Shares — 100.0%		$566,490,202

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Portfolio of Investments — continued

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2018, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Amount is less than 0.05%.

(8)	Fixed-rate loan.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2018, the aggregate value of these securities is $31,119,801 or 5.5% of the Trust’s net assets applicable to common shares.

(10)	Variable rate security. The stated dividend/interest rate represents the rate in effect at October 31, 2018.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(12)	Security converts to floating rate after the indicated fixed-rate coupon period.

(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Restricted security (see Note 7).

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2018.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	673,287	CAD	871,910	HSBC Bank USA, N.A.	11/30/18	$10,650	$—
USD	491,541	EUR	425,000	JPMorgan Chase Bank, N.A.	11/30/18	9,124	—
USD	15,966,615	EUR	13,543,540	State Street Bank and Trust Company	11/30/18	593,377	—
USD	21,406,799	EUR	18,230,654	Goldman Sachs International	12/6/18	701,367	—
USD	314,728	EUR	271,216	HSBC Bank USA, N.A.	12/6/18	6,695	—
USD	523,580	EUR	450,000	State Street Bank and Trust Company	12/6/18	12,493	—
USD	12,969,222	EUR	11,288,618	Goldman Sachs International	1/31/19	76,530	—
USD	2,563,016	GBP	1,991,806	State Street Bank and Trust Company	1/31/19	4,924	—

						$1,415,160	$—

Abbreviations:

CIDOR	–	Canada Three Month Interbank Rate
EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Statement of Assets and Liabilities

Assets	October 31, 2018
Unaffiliated investments, at value (identified cost, $865,897,928)	$859,184,244
Affiliated investment, at value (identified cost, $13,603,474)	13,602,826
Cash	3,142,704
Deposits for derivatives collateral — forward foreign currency exchange contracts	1,260,097
Foreign currency, at value (identified cost, $2,272,263)	2,270,949
Interest and dividends receivable	2,473,750
Dividends receivable from affiliated investment	16,705
Receivable for investments sold	3,809,640
Receivable for open forward foreign currency exchange contracts	1,415,160
Prepaid upfront fees on notes payable	62,902
Prepaid expenses	57,909
Total assets	$887,296,886

Liabilities
Notes payable	$222,000,000
Cash collateral due to broker	1,260,097
Payable for investments purchased	20,210,142
Payable to affiliates:
Investment adviser fee	553,310
Trustees’ fees	3,184
Accrued expenses	964,340
Total liabilities	$244,991,073
Commitments and contingencies (see Note 13)
Auction preferred shares (3,032 shares outstanding) at liquidation value plus cumulative unpaid dividends	$75,815,611
Net assets applicable to common shares	$566,490,202

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 36,848,313 shares issued and outstanding	$368,483
Additional paid-in capital	566,478,764
Accumulated loss	(357,045)
Net assets applicable to common shares	$566,490,202

Net Asset Value Per Common Share
($566,490,202 ÷ 36,848,313 common shares issued and outstanding)	$15.37

31	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Statement of Operations

Investment Income	Year Ended October 31, 2018
Interest and other income	$45,106,811
Dividends	671,690
Dividends from affiliated investment	200,118
Total investment income	$45,978,619

Expenses
Investment adviser fee	$6,500,214
Trustees’ fees and expenses	36,395
Custodian fee	321,657
Transfer and dividend disbursing agent fees	17,885
Legal and accounting services	187,896
Printing and postage	74,309
Interest expense and fees	5,976,524
Preferred shares service fee	104,789
Miscellaneous	132,198
Total expenses	$13,351,867

Net investment income	$32,626,752

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$8,288,215
Investment transactions — affiliated investment	2,605
Foreign currency transactions	(575,080)
Forward foreign currency exchange contracts	3,131,401
Net realized gain	$10,847,141
Change in unrealized appreciation (depreciation) —
Investments	$(5,959,151)
Investments — affiliated investment	(648)
Foreign currency	(60,758)
Forward foreign currency exchange contracts	958,618
Net change in unrealized appreciation (depreciation)	$(5,061,939)

Net realized and unrealized gain	$5,785,202

Distributions to preferred shareholders	$(2,419,087)

Discount on redemption and repurchase of auction preferred shares	$1,608,000

Net increase in net assets from operations	$37,600,867

32	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$32,626,752	$33,078,197
Net realized gain (loss)	10,847,141	(2,391,364)
Net change in unrealized appreciation (depreciation)	(5,061,939)	15,458,354
Distributions to preferred shareholders	(2,419,087)	(1,270,609)
Discount on redemption and repurchase of auction preferred shares	1,608,000	—
Net increase in net assets from operations	$37,600,867	$44,874,578
Distributions to common shareholders(1)	$(31,542,156)	$(32,166,271)
Capital share transactions —
Reinvestment of distributions to common shareholders	$—	$102,895
Net increase in net assets from capital share transactions	$—	$102,895

Net increase in net assets	$6,058,711	$12,811,202

Net Assets Applicable to Common Shares
At beginning of year	$560,431,491	$547,620,289
At end of year	$566,490,202	$560,431,491 (2)

(1)	For the year ended October 31, 2017, the source of distributions was from net investment income.

(2)	Includes accumulated undistributed net investment income of $2,230,327 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

33	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2018
Net increase in net assets from operations	$37,600,867
Distributions to preferred shareholders	2,419,087
Discount on redemption and repurchase of auction preferred shares	(1,608,000)
Net increase in net assets from operations excluding distributions to preferred shareholders and discount on redemption and repurchase of auction preferred shares	$38,411,954
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(279,813,266)
Investments sold and principal repayments	282,345,133
Increase in short-term investments, net	(7,701,724)
Net amortization/accretion of premium (discount)	(769,261)
Amortization of prepaid upfront fees on notes payable	107,457
Increase in deposits for derivatives collateral — forward foreign currency exchange contracts	(1,090,097)
Decrease in interest and dividends receivable	389,952
Decrease in dividends receivable from affiliated investment	1,444
Increase in receivable for open forward foreign currency exchange contracts	(880,313)
Increase in prepaid expenses	(20,761)
Increase in cash collateral due to broker	1,120,097
Decrease in payable for open forward foreign currency exchange contracts	(78,305)
Increase in payable to affiliate for investment adviser fee	8,389
Decrease in payable to affiliate for Trustees’ fees	(801)
Increase in accrued expenses	238,748
Increase in unfunded loan commitments	98,750
Net change in unrealized (appreciation) depreciation from investments	5,959,799
Net realized gain from investments	(8,290,820)
Net cash provided by operating activities	$30,036,375

Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$(31,542,156)
Cash distributions paid to preferred shareholders	(2,416,157)
Liquidation of auction preferred shares	(18,492,000)
Proceeds from notes payable	36,000,000
Repayments of notes payable	(13,000,000)
Payment of prepaid upfront fees on notes payable	(122,722)
Net cash used in financing activities	$(29,573,035)

Net increase in cash*	$463,340

Cash at beginning of year(1)	$4,950,313

Cash at end of year(1)	$5,413,653

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$5,750,881

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(681).

(1)	Balance includes foreign currency, at value.

34	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2018		2017	2016		2015	2014
Net asset value — Beginning of year (Common shares)	$15.210		$14.860	$14.350		$15.330	$15.810

Income (Loss) From Operations
Net investment income(1)	$0.885		$0.898	$0.963		$0.943	$0.925
Net realized and unrealized gain (loss)	0.153		0.359	0.459		(0.979)	(0.414)
Distributions to preferred shareholders
From net investment income(1)	(0.066)		(0.034)	(0.019)		(0.006)	(0.004)
Discount on redemption and repurchase of auction preferred shares(1)	0.044		—	0.048		—	—

Total income (loss) from operations	$1.016		$1.223	$1.451		$(0.042)	$0.507

Less Distributions to Common Shareholders
From net investment income	$(0.856)		$(0.873)	$(0.941)		$(0.938)	$(0.987)

Total distributions to common shareholders	$(0.856)		$(0.873)	$(0.941)		$(0.938)	$(0.987)

Net asset value — End of year (Common shares)	$15.370		$15.210	$14.860		$14.350	$15.330

Market value — End of year (Common shares)	$13.430		$14.550	$14.150		$12.970	$14.050

Total Investment Return on Net Asset Value(2)	7.25	%(3)	8.54%	11.31	%(4)	0.15%	3.60%

Total Investment Return on Market Value(2)	(2.04)%		9.04%	17.27%		(1.24)%	(4.99)%

35	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Net assets applicable to common shares, end of year (000’s omitted)	$566,490	$560,431	$547,620	$528,561	$564,827
Ratios (as a percentage of average daily net assets applicable to common shares):(5)†
Expenses excluding interest and fees(6)	1.31%	1.34%	1.38%	1.39%	1.36%
Interest and fee expense(7)	1.06%	0.75%	0.49%	0.42%	0.40%
Total expenses(6)	2.37%	2.09%	1.87%	1.81%	1.76%
Net investment income	5.78%	5.93%	6.84%	6.27%	5.89%
Portfolio Turnover	32%	42%	35%	32%	35%
Senior Securities:
Total notes payable outstanding (in 000’s)	$222,000	$199,000	$198,000	$208,000	$210,000
Asset coverage per $1,000 of notes payable(8)	$3,893	$4,298	$4,250	$4,172	$4,315
Total preferred shares outstanding	3,032	3,836	3,836	5,252	5,252
Asset coverage per preferred share(9)	$72,558	$72,511	$71,584	$63,946	$66,374
Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 6.94%.

(4)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 10.95%.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 9).

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(9)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 290%, 290%, 286%, 256% and 265% at October 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(10)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended October 31,
	2018	2017	2016	2015	2014
Expenses excluding interest and fees	0.85%	0.87%	0.88%	0.86%	0.86%
Interest and fee expense	0.69%	0.49%	0.31%	0.26%	0.25%
Total expenses	1.54%	1.36%	1.19%	1.12%	1.11%
Net investment income	3.76%	3.85%	4.34%	3.90%	3.70%

36	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a

37

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Notes to Financial Statements — continued

consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2018, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2018, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

38

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Notes to Financial Statements — continued

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

On June 29, 2018, the Fund announced a tender offer to purchase up to 21% of its outstanding APS at a price per share equal to 92% of the APS liquidation preference of $25,000 per share (or $23,000 per share), plus any accrued but unpaid APS dividends. The tender offer expired on September 14, 2018. The number of APS redeemed pursuant to the tender offer and the redemption amount (excluding the final dividend payment) during the year ended October 31, 2018 and the number of APS issued and outstanding at October 31, 2018 are as follows:

	APS Redeemed During the Year	Redemption Amount	APS Issued and Outstanding

Series A	220	$5,060,000	739
Series B	196	4,508,000	763
Series C	221	5,083,000	738
Series D	167	3,841,000	792

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2018, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2018	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	3.40%	$608,607	2.62%	1.65–3.40
Series B	3.40	611,819	2.62	1.65–3.40
Series C	3.32	596,189	2.56	1.80–3.32
Series D	3.40	602,472	2.57	1.65–3.40

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2018.

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Notes to Financial Statements — continued

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2018 and October 31, 2017 was as follows:

	Year Ended October 31,
	2018	2017

Ordinary income	$33,961,243	$33,436,880

During the year ended October 31, 2018, accumulated loss was decreased by $20,942,999 and paid-in capital was decreased by $20,942,999 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for tax straddle transactions and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$6,049,984
Capital loss carryforwards	$(811,704)
Net unrealized depreciation	$(5,595,325)

At October 31, 2018, the Trust, for federal income tax purposes, had capital loss carryforwards of $811,704 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The capital loss carryforwards will expire on October 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2018, capital loss carryforwards of $6,042,781 were utilized to offset net realized gains by the Trust.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at October 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$878,239,491

Gross unrealized appreciation	$12,024,658
Gross unrealized depreciation	(17,477,079)

Net unrealized depreciation	$(5,452,421)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2018, the Trust’s investment adviser fee amounted to $6,500,214. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Notes to Financial Statements — continued

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $277,063,312 and $280,409,393, respectively, for the year ended October 31, 2018.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the year ended October 31, 2018. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended October 31, 2017 were 6,778.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,084,905 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended October 31, 2018 and October 31, 2017, there were no shares sold by the Trust pursuant to its shelf offering.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended October 31, 2018 and October 31, 2017.

7  Restricted Securities

At October 31, 2018, the Trust owned the following securities (representing less than 0.01% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Nine Point Energy Holdings, Inc.	7/15/14	758	$34,721	$841

Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	14	$14,000	$20,552

Total Restricted Securities			$48,721	$21,393

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2018 is included in the Portfolio of Investments. At October 31, 2018, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At October 31, 2018, the Trust had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Notes to Financial Statements — continued

the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2018.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Forward foreign currency exchange contracts	$1,415,160	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Trust’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets as of October 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$777,897	$—	$—	$(777,897)	$—
HSBC Bank USA, N.A.	17,345	—	—	—	17,345
JPMorgan Chase Bank, N.A.	9,124	—	—	—	9,124
State Street Bank and Trust Company	610,794	—	(556,930)	—	53,864

	$1,415,160	$—	$(556,930)	$(777,897)	$80,333

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$3,131,401	$958,618

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2018, which is indicative of the volume of this derivative type, was approximately $49,155,000.

9  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $255 million ($235 million prior to September 13, 2018 and $230 million prior to March 20, 2018) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is generally charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 19, 2019, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the increase of the borrowing limit on September 13, 2018 and renewal of the Agreement on March 20, 2018, the Trust paid upfront fees of $5,222 and $117,500, respectively, which are being amortized to interest expense through March 19, 2019. The unamortized balance at October 31, 2018 is approximately $63,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2018, the Trust had borrowings outstanding under the Agreement of $222,000,000 at an interest rate of 3.07%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2018 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2018. For the year ended October 31, 2018, the average borrowings under the Agreement and the average interest rate (excluding fees) were $209,345,205 and 2.61%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2018, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$790,331,468	$2,902,135	$793,233,603
Corporate Bonds & Notes	—	29,163,261	—	29,163,261
Asset-Backed Securities	—	15,731,134	—	15,731,134
Common Stocks	555,653	2,737,070	7,240,646	10,533,369
Convertible Preferred Stocks	—	—	20,552	20,552
Closed-End Funds	10,502,325	—	—	10,502,325
Miscellaneous	—	—	0	0
Short-Term Investments	—	13,602,826	—	13,602,826

Total Investments	$11,057,978	$851,565,759	$10,163,333	$872,787,070

Forward Foreign Currency Exchange Contracts	$—	$1,415,160	$—	$1,415,160

Total	$11,057,978	$852,980,919	$10,163,333	$874,202,230

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2018 is not presented.

13  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $3,470,000 (equal to 0.61% of net assets applicable to common shares at October 31, 2018). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Trust as incurred.

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2018, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 14, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended October 31, 2018, the Trust designates approximately $671,690, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

46

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 16, 2018. The following action was taken by the shareholders:

Item 1:  The election of Helen Frame Peters, Susan J. Sutherland and Harriett Tee Taggart as Class III Trustees of the Trust for a three-year term expiring in 2021. Ms. Peters was elected solely by APS shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Susan J. Sutherland	32,590,152	661,236
Harriett Tee Taggart	32,496,267	755,121

Nominee for Trustee Elected by APS Shareholders	Number of Shares
	For	Withheld
Helen Frame Peters	3,293	45

47

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

48

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

49

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm)
(1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee(3)	Until 2020. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

50

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee(3)	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(4) 1958	Class III Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(4) 1966	Class III Trustee	Until 2021. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Class III Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2021. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Class I Trustee	Until 2019. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

51

Eaton Vance

Senior Floating-Rate Trust

October 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	APS Trustee
(4)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

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We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025    10.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2017 and October 31, 2018 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/17	10/31/18
Audit Fees	$94,744	$94,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,299	$18,299
All Other Fees(3)	$0	$0

Total	$113,043	$112,299

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2017 and October 31, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/17	10/31/18
Registrant	$18,299	$18,299
Eaton Vance(1)	$148,018	$126,485

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expect to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Scott H. Page and Craig P. Russ comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Mr. Page is a Vice President of EVM, has been a portfolio manager of the Trust since November 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Russ is a Vice President of EVM, has been a portfolio manager of the Trust since November 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Messrs. Page and Russ have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	13	$34,501.8	0	$0
Other Pooled Investment Vehicles	13	$8,957.7	1	$2.4
Other Accounts	6	$5,912.7	0	$0
Craig P. Russ
Registered Investment Companies	9	$30,521.1	0	$0
Other Pooled Investment Vehicles	5	$6,629.6	0	$0
Other Accounts	8	$6,971.9	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Scott H. Page	$100,001 - $500,000
Craig P. Russ	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 21, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: December 21, 2018